UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 18, 2018

WEWIN GROUP CORP.

(Effective December 20, 2018—AllyMe Group, Inc.)

(Exact name of registrant as specified in its charter)

Nevada	333-209478	32-0446353
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

13-4832 Lazelle Ave.

Terrace BC V8G 1T4

Canada

(Address of principal executive offices) (zip code)

(778) 888-2886

(Registrant’s telephone number, including area code)

Copy to:

Robert Diener, Esq.

Law Offices of Robert Diener

41 Ulua Place

Haiku, HI 96708

Phone: (808) 573-6163

Fax: (310) 362-8887

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 18, 2018, FINRA approved the change of the Company’s name from WeWin Group Corp to AllyMe Group, Inc. FINRA will announce this change on its daily list on December 19, 2018 and the name change will take effect at the open of business on December 20, 2018. The Company’s trading symbol will remain “WWIN.”

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

None.

SIGNATURES

In accordance with the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

WEWIN GROUP CORP

Date: December 19, 2018	By	/s/ Zilin Wang
Zilin Wang
CEO, President and Secretary